                                                                    EXHIBIT 99.1

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                               AS OF JUNE 4, 2001

                                                      YEAR                                                      ANTICIPATED
                                                     BUILT/      WATER                                            CONTRACT   DAYRATE
RIG                                   RIG DESIGN     REBUILT     DEPTH        LOCATION             OPERATOR      EXPIRATION   ($000)
---                                   ----------     -------     -----        --------             --------      ----------  -------
JACKUP RIGS
           DOMESTIC (12)

Noble Eddie Paul       MLT Class 84-E.R.C. (T)      1976/1995   390'-IC   South Timbalier 276      Apache          12/2001    65-67

Noble Leonard Jones    MLT Class 53-E.R.C. (T)      1972/1998   390'-IC   West Delta 105           Apache          12/2001    65-67

Noble Bill Jennings    MLT Class 84-E.R.C. (T)      1975/1997   390'-IC   South Timbalier 264      Magnum Hunter    7/2001    64-66

Noble Johnnie Hoffman  BakMar BMC 300 IC (T) (Z)    1976/1993   300'-IC   West Cameron 170         Nexen            7/2001    48-50

Noble Sam Noble        Levingston Class 111-C (T)     1982      300'-IC   South Marsh Island 149   Forest Oil       7/2001    46-47

Noble Gene Rosser      Levingston Class 111-C (T)   1977/1996   300'-IC   Matagorda Island 700     Apache           7/2001    54-56

Noble Lewis Dugger     Levingston Class 111-C (T)   1977/1997   300'-IC   Under Tow                Stacked

Noble John Sandifer    Levingston Class 111-C (T)   1975/1995   300'-IC   West Cameron 144         Apache          10/2001    45-47

Noble Tom Jobe         MLT Class 82-SD-C (T) (Z)      1982      250'-IC   Vermillion 38            Spirit 76        7/2001    48-50

Noble Earl             MLT Class 82-SD-C (T) (Z)      1979      250'-IC   West Cameron 48          Halliburton/     8/2001    52-53
 Frederickson                                                                                        Chevron

Noble Carl Norberg     MLT Class 82-C (T)           1976/1996   250'-IC   South Marsh 288          Chevron          6/2001    49-51

Noble Charles          MLT Class 82-SD-C (T)        1979/2001   250'-IC   Main Pass 108            Kerr McGee      10/2001    49-51
  Copeland


            INTERNATIONAL (22)

Noble Dick Favor       BakMar BMC 150 IC            1982/1993   150'-IC   Brazil                   Petrobras        2/2002    38-40

Noble Tommy Craighead  F&G L-780 MOD II-IC (T)      1982/1990   300'-IC   Nigeria                  Addax            4/2002    57-59

Noble Percy Johns      F&G L-780 MOD II-IC (T)      1981/1995   300'-IC   Nigeria                  ExxonMobil       3/2002    57-59

Noble Roy Butler       F&G L-780 MOD II-IC (T)        1982      300'-IC   Nigeria                  Chevron          4/2002    51-53

Noble Ed Noble         MLT Class 82-SD-C (T)        1984/1990   250'-IC   Nigeria                  ExxonMobil       3/2002    51-53

Noble Lloyd Noble      MLT Class 82-SD-C (T)        1983/1990   250'-IC   Nigeria                  Texaco           9/2001    44-46

Noble Don Walker       BakMar BMC 150 IC (T)          1982      150'-IC   Nigeria                  Shell           11/2002    34-36

Noble Jimmy Puckett    F&G L-780 MOD II-IC            1982      300'-IC   India                    Stacked

Noble Ed Holt          Levingston Class 111-C (T)   1981/1994   300'-IC   India                    ONGC            11/2002    33-35

Noble Kenneth Delaney  F&G L-780 MOD II-IC (T)      1983/1998   300'-IC   Abu Dhabi                NDC              5/2002    53-54

Noble George McLeod    F&G L-780 MOD II-IC (T)      1981/1995   300'-IC   Abu Dhabi                NDC              5/2002    53-54

Noble Gus Androes      Levingston Class 111-C (T)   1982/1996   300'-IC   Qatar                    Maersk          12/2002    53-55

Noble Chuck Syring     MLT Class 82-C (T)           1976/1996   250'-IC   Qatar                    Maersk           6/2002

Noble Crosco Panon     Levingston Class 111-S (T)   1976/2001   300'-IC   Qatar                    Elf Petroleum
                                                                                                     Qatar          2/2002    39-41



 RIG                                           COMMENTS
 ---                                           --------

 JACKUP RIGS

          DOMESTIC (12)

 Noble Eddie Paul            Rate effective 5/30/2001, rate review every 90 days, next review
                             8/30/2001.

 Noble Leonard Jones         Rate effective 5/25/2001,  rate review every 90 days, next review
                             8/25/2001.

 Noble Bill Jennings         Plus 90-day option.

 Noble Johnnie Hoffman       Plus six-month option at mutually agreed rates.

 Noble Sam Noble             Plus 90-day option at mutually agreed dayrate.

 Noble Gene Rosser           On new rate 6/02/2001.

 Noble Lewis Dugger          Released from Chevron 6/03/2001, bid to Pemex for July 2001 start.

 Noble John Sandifer         Rate reviews every 90 days. Next review 6/05/2001. Contract term shortened by 70 days, equal to projected contract days on the Noble Gene Rosser.

 Noble Tom Jobe              Rate review every 90 days. Next review 7/18/2001.

 Noble Earl Frederickson     Rate review every 90 days. Next review 8/20/2001.

 Noble Carl Norberg          New rate effective 4/27/2001.

 Noble Charles Copeland      Two-well contract (approximately 6 months). First well  @ $49-51, second well not to exceed 10% increase.

        INTERNATIONAL (22)

Noble Dick Favor             On rate 2/04/2001.

Noble Tommy Craighead        New rate effective 4/15/2001.

Noble Percy Johns            New rate effective 4/01/2001.

Noble Roy Butler             Contract commenced 4/15/2001, one year contract.

Noble Ed Noble               Contract commenced 3/01/2001.

Noble Lloyd Noble            L.O.I. from Texaco Nigeria for a 90-day extension @ $67-68 from 6/11/2001 then to Chevron Nigeria for one year @ $57-59.

Noble Don Walker             Two-year contract. Reprice year two dayrate in November 2001.

Noble Jimmy Puckett          LOI from BP Qatar - 270 day contract @ $57-59 to commence +/- 7/01/2001.
                             Rig will be down for +/- 60 days. Rig in Bombay Harbor waiting on weather to move.

Noble Ed Holt

Noble Kenneth Delaney        One year contract @ $53-54. On contract 5/21/2001.

Noble George McLeod          One year contract @ $53-54. On contract 6/01/2001.

Noble Gus Androes            On new contract 4/26/2001.

Noble Chuck Syring           Next to Maersk for one year contract @ $50-52.  ETA on Maersk location 6/06/2001.

Noble Crosco Panon           On contract 6/01/2001.

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                               AS OF JUNE 4, 2001

                                                           YEAR                                                 ANTICIPATED
                                                          BUILT/      WATER                                       CONTRACT   DAYRATE
RIG                                       RIG DESIGN      REBUILT     DEPTH    LOCATION            OPERATOR      EXPIRATION   ($000)
---                                       ----------      -------     -----    --------            --------      ----------  -------
Noble Al White             CFEM T-2005 C (T)             1982/1997   360'-IC   Netherlands         Elf Petroland    3/2002    34-36

Noble Byron Welliver       CFEM T-2005 C (T)               1982      300'-IC   Denmark             Maersk           8/2001    43-45

Noble Kolskaya             Gusto Engineering (T)           1985      330'-IC   Denmark             Maersk           4/2002    73-75

Noble George Sauvageau     NAM (T)                         1981      300'-IC   Netherlands         NAM              4/2002    69-71

Noble Ronald Hoope         MSC/CJ46 (T)                    1982      225'-IC   Netherlands         Elf Petroland    8/2001    60-62

Noble Piet van Ede         MSC/CJ46 (T)                    1982      205'-IC   Netherlands         Transcanada     12/2001    54-56

Noble Lynda Bossler        MSC/CJ46 (T) (Z)                1982      205'-IC   Netherlands         Clyde            6/2001    57-59

Noble Julie Robertson      Baker Marine Europe             1981      180'-IC   United Kingdom      Talisman         8/2001    56-58
                             Class (T)

DRILLSHIPS (3)

Noble Leo Segerius         Gusto Engineering               1981     5,000'-DP  Brazil              Petrobras       11/2001    61-63
                             Pelican (T)

Noble Roger Eason          Neddrill (T)                    1977     6,000'-DP  Brazil              Petrobras        4/2003    74-76

Noble Muravlenko           Gusto Engineering Ice         1982/1997  4,000'-DP  Brazil              Petrobras        3/2003    58-60
                             Class (T)

SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano          Noble EVA 4000TM (T)          1981/1998   6,000'    Miss. Canyon 899    Shell          12/2003   134-136

Noble Paul Wolff           Noble EVA 4000TM (T)          1981/1998   8,900'    Brazil              Petrobras       5/2005   138-140

Noble Jim Thompson         Noble EVA 4000TM (T)          1984/1999   6,000'    Miss. Canyon 934    Shell           7/2002   158-160

Noble Amos Runner          Noble EVA 4000TM (T)          1982/1999   6,600'    Green Canyon 338    Murphy Oil      8/2004   145-147

Noble Max Smith            Noble EVA 4000TM (T)          1980/1999   6,000'    Miss. Canyon 773    Dominion        1/2005   139-141

Noble Ton van Langeveld    Offshore SCP III Mark 2 (T)   1979/2000   1,500'    Ireland             Marathon        6/2001    61-63

Noble Homer Ferrington     F&G 9500 Enhanced             1985/1999   6,000'    Green Canyon 472    Mariner Energy  1/2005    64-66
                             Pacesetter (T)

Noble Clyde Boudreaux      F&G 9500 Enhanced Pacesetter  1987/1999   6,000'    MS - F&G shipyard   Shipyard

Noble Dave Beard           F&G 9500 Enhanced Pacesetter    1986      6,000'    Dalian, China       Shipyard


SUBMERSIBLE RIGS (3)

Noble Fri Rodli            Transworld                    1979/1998    70'-C    South Marsh         Texaco         7/2001    37-39
                                                                                 Island 229

Noble Joe Alford           Pace 85                         1982       85'-C    Eugene Island 126   Ocean Energy   6/2001    37-39

Noble Lester Pettus        Pace 85                         1982       85'-C    South Timbalier 72  Forest Oil     6/2001    34-36


   RIG                             COMMENTS
   ---                             --------
Noble Al White            Next well @ $39-41, then one well @ $51-52, and one well @ $72-74. Each well +/- 70 days.

Noble Byron Welliver      Then $63-65 from 9/01/2001 to 8/31/2002.

Noble Kolskaya            Contract commenced 3/30/2001.

Noble George Sauvageau    New dayrate effective 4/11/01. Next to Statoil in mid-June for +/- 100 days in mid - $70's. Then back to NAM through 4/2002 @ $69-71.

Noble Ronald Hoope        One well @ $60-62, and one well @ $66-68.

Noble Piet van Ede

Noble Lynda Bossler       Six-month extension from July @ $68-70.

Noble Julie Robertson     Commenced 90-day well on 5/23/01, plus 90-day option @ $63-65.


DRILLSHIPS (3)

Noble Leo Segerius

Noble Roger Eason         Off drydock 5/12/2001 and on dayrate 5/19/2001. 80% of  full rate due to operating without BOP.

Noble Muravlenko          Off drydock and on dayrate 2/17/2001. 80% of full rate due to operating without BOP.


SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano

Noble Paul Wolff

Noble Jim Thompson

Noble Amos Runner         Will enter shipyard for repairs (25-30 days) at the completion of this well, anticipated to be mid-June.

Noble Max Smith           Two wells for Dominion, +/- 70 days. Next to Anadarko for one-well @ $154-156.

Noble Ton van Langeveld   Drilling second well for Marathon, next to EDC for one well @ $82-84, then to Texaco for 65 days @ $77-79, plus 165 days at a mutually agreed rate.

Noble Homer Ferrington    Next two wells for Mariner @ $99-101, from mid-July, 2001.

Noble Clyde Boudreaux     Engineering complete.

Noble Dave Beard          Completing engineering.

SUBMERSIBLE RIGS (3)

Noble Fri Rodli           Two wells (+/- 65 days), plus options.

Noble Joe Alford          Rig to be released +/- 6/15/2001.

Noble Lester Pettus       Six-month extension pending.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge